Exhibit 99.1

The Power of People and Ideas

Deutsche Bank High Yield Conference

September 2005

The Power of People and Ideas

Company Overview

Metaldyne Product Structure

Engine

Connecting Rods & Bearing Caps

Front Engine Modular Assemblies

Balance Shaft Modules

Exhaust Manifolds

Crankshaft Dampers

Powder Metal, Gears,
Sprockets & Components

Driveline

Valve Bodies

Clutch Modules

Transmission Lube Pumps

Differential Case
Components &
Assemblies

Powertrain, Gears,
Shafts  & Components

Chassis

Steering & Rear Knuckles

Upper &
Lower Control Arms

Mini-Corner Assemblies

Wheel Spindles

Wheel Hubs

Metaldyne Product Structure

The largest independent supplier of engine, driveline and chassis components, systems  and modules to the global automotive industry

Note: N.A. Forging is excluded in the numbers above from Powertrain and Chassis. For external purposes $26 million and $16 million of
N.A. Forging relate to Powertrain in 2004 and 2005 Q2 YTD respectively; and $320 million and $183 million relate to Chassis in
2004 and 2005 Q2 YTD respectively.

Steering & Rear Knuckles

Upper & Lower
Control Arms

Mini-Corner Assemblies

Wheel Spindles

Wheel Hubs

Connecting Rods & Bearing Caps

Front Engine Modular Assemblies

Balance Shaft Modules

Exhaust Manifolds

Crankshaft Dampers & Isolation
Pulleys

Differential Case
Components & Assemblies

Powertrain, Gears,
Shafts & Components

Wheel Hubs

Powertrain

N. American Forging

Chassis

2004 Sales (Actual):               $826
2005 Sales (Q2 YTD):            $505
Q2 2005 YTD up 24% versus 2004

2004 Sales (Actual):               $832
2005 Sales (Q2 YTD):            $464
Q2 2005 YTD up 10% versus 2004

2004 Sales (Actual):               $346
2005 Sales (Q2 YTD):            $199
Q2 2005 YTD up 14% versus 2004

Growth Strategy - Metaldyne Transformation

2000

MascoTech Auto

2005E

Metaldyne

Metaldyne Core
Products

N.A. Forging

45%

55%

14%

86%

Sales Revenue 2000 / 2005E / 2009 E

10%

90%

2009E

Metaldyne

Metaldyne Update

Metaldyne achieved top line growth of
approximately 16% through Q2 YTD 2005,
despite an 8% decline at Big Three
automakers over the past year

Best Q2 YTD EBITDA performance in
company history

Business model has been strongly
embraced by OEMs

$400mm in new business awards launching
in 2005

Global footprint now established with
expansion continuing in China and Korea

Diversification in Metaldyne’s
customer base continues

Growth with Toyota, Honda, Nissan,
Hyundai, Renault and BMW

Modules replacing components

Sales

EBITDA

Major Program Launches

Launches Impacting 2005

                  $396

                                    TOTAL LAUNCHES IMPACTING 2005

                       190

Late 2004 –
Early 2006

Other Launching Business

                           68

October 2005

Two Balance Shaft Module Awards

                           45

May 2005

Two Clutch Modules for North
American Automaker

                           38

April 2005

Connecting Rod Assemblies

                           14

January 2006

Viscous Damper

                           16

January 2005

Diesel Engine NVH Product

                    $ 25

January 2005

Differential Gears

Peak Year
Sales – $M

Date

Launch Activity Impacting 2005

2005 Highlights

Market Performance

$208.1 Million Q2 YTD in new business awards

Korea and Fremont Awarded Balance Shaft Modules

Hamburg and North Vernon Awarded Exhaust Products and Connecting Rods

Barcelona and Lyon Awarded Engine NVH Products

Other Key Initiatives

Completed Final AR Securitization with GE
(Adds Estimated $30-40m of Additional Liquidity on Daily Basis Versus Old Facility)

Initiated Sox 404 Effort and Project Team

Filed S-4 to Exchange the $150 Million Senior Note to Registered Debt

GM and Hyundai Con Rod Launches

PSA NVH Product Launch

Launch of New Plant in Hangzhou, China

Facility Groundbreaking in Suzhou, China

Americas

Canada

Mexico

Brazil

Europe

United Kingdom

France

Germany

Czechia

Italy

Spain

Asia

Japan

Korea

China

India

Sales and
/or R&D

Engine
Products

PM & Con
Rod

Vibration
Control

Hydraulic
Controls

Chassis
Products

Forgings

United States

Driveline
Products

Metaldyne Global Footprint - 2001

Americas

Canada

Mexico

Brazil

Europe

United Kingdom

France

Germany

Czechia

Italy

Spain

Asia

Japan

Korea

China

India

Sales and
/or R&D

Engine
Products

PM & Con
Rod

Vibration
Control

Hydraulic
Controls

Chassis
Products

Forgings

United States

Driveline
Products

06

07

TBD

06

06

06

Metaldyne Global Footprint - Current

Current Status – Company Growth

Over the last five years, Metaldyne has
invested over $540 million to support new
technology, geography,
and products to better serve our
customers

To support this enormous growth
initiatives we consciously took on
incremental leverage

Our five year investment cycle will come
to a natural end this year

Over last five years we have invested far more
than our peer group in the business

2006 capital spending will be approximately
60% of 2005 and less than 50% of
2003 capital spending

Leverage expected to decrease in 2006 as
business grows from historical investments

*2001 and 2002 exclude TriMas

($ in millions)

CAPEX

Industry Average CAPEX

The Power of People and Ideas

Product Strategy

Growth Strategies

Increase Value-Add Content

Pursue OEM Outsourcing

Acquire Strategic OEM Assets / Businesses

Leverage Market Consolidation

Expand Core Capabilities Globally

Key Products

Connecting Rods

Damper / Isolation
Pulleys

Valve Bodies

Balance Shaft
Modules

Mini Corner
Assemblies

Differential Case
Assemblies

Clutch Modules

Key Products

Honda Pilot

Connecting Rods

Growth Strategy:

Increase Value-Add Content

Pursue OEM Outsourcing

Key Products

Hyundai Sonata

Balance Shaft
Modules

Growth Strategy:

Increase Value-Add Content

Expand Core Capabilities Globally

Key Products

Customer TBA

Differential Case
Assemblies

Growth Strategy:

Increase Value-Add Content

Pursue OEM Outsourcing

Key Products

Ford Explorer

Clutch Modules

Growth Strategy:

Increase Value-Add Content

Pursue OEM Outsourcing

Key Products

Chrysler 300C

Mini Corner
Assemblies

Growth Strategy:

Increase Value-Add Content

Pursue OEM Outsourcing

Acquire Strategic OEM Business

Leverage Market Consolidation

Expand Core Capabilities Globally

Key Products

SGM / Daewoo Magnus

Valve Bodies

Growth Strategy:

Increase Value-Add Content

Expand Core Capabilities Globally

Key Products

Renault Laguna

Damper / Isolation
Pulleys

Growth Strategy:

Increase Value-Add Content

Leverage Market Consolidation

Key Products

Connecting Rods

Damper / Isolation
Pulleys

Valve Bodies

Balance Shaft
Modules

Mini Corner
Assemblies

Differential Case
Assemblies

Clutch Modules

Metaldyne

Growth Strategy

X

X

Leverage
Market
Consolidation

X

Renault
Isolation Pulley

X

X

SGM/Daewoo Valve
Body

X

X

X

X

Chrysler
Corner Assembly

X

X

Ford
Clutch Module

X

X

Differential
Case Assembly

X

X

Hyundai
Balance Shaft Module

X

X

Honda
Connecting Rod

Expand Core
Capabilities
Globally

Acquire
Strategic OEM
Businesses

Pursue OEM
Outsourcing

Increase
Value-add
Content

Program Examples

The Power of People and Ideas

Sales Discussion

2005

OEM Total Sales

(1)Sales to end vehicle platforms (sees through Tier 1 sales relationships)

(2)Includes sales that are currently being manufactured; business that has been “awarded” (with a purchase order and/or letter of intent in
Company possession); “highly probable” quoted business that has a prototype order or an encouraging letter from the customer; and other
“tracking” business that has been quoted to the customer.

2009

2005

OEM Total Sales

(1)Sales to end vehicle platforms (sees through Tier 1 sales relationships)

(2)Includes sales that are currently being manufactured; business that has been “awarded” (with a purchase order and/or letter of intent in
Company possession); “highly probable” quoted business that has a prototype order or an encouraging letter from the customer; and other
“tracking” business that has been quoted to the customer.

2009

Key Customer Growth:
7% - 20%

The Power of People and Ideas

Financial Overview

Q2 2005 versus 2004 Sales Q2 2005 Q2 2004 % Variance Chassis Group $349,440 $301,720 15.8% Powertrain Group 239,680 220,170 8.9% Total Sales $589,120 $521,890 12.9%

($ in 000 s) Q2 2005 versus 2004 Q2 2005 Q2 2004 % Variance Segment Adjusted EBITDA Chassis Group $31,180 $31,030 0.5% Powertrain Group 34,130 29,180 16.9% Total Segment Adjusted EBITDA $65,310 $60,210 8.4% Less: Corporate Expenses (760) (7,450)-89.8% Total Metaldyne Adjusted EBITDA (1) $64,550 $52,760 22.3% % Margin (2) 11.0% 10.1% 0.8% Memo Items: Restructuring Expense (3) (390) (1,520) Fixed Asset Losses (340) (430) FAS 106/87 Curtailment Gain 3,580 1,980 Foreign currency gains (losses) (10) (290) Independent investigation fees 0 (5,260)

(1)

The Company defines Adjusted EBITDA as net income (loss) before cumulative effect of accounting change and before interest, taxes, depreciation, amortization, asset impairment, and equipment and non-cash restricted stock award expense. See reconciliation of Net Income to Adjusted EBITDA in the appendix.

(2)

Note that the Company received $33.2 million in pricing related to material cost increases for the components it manufactures. However, these cost increases were a direct pass through to the customers and the Company did not make any margin on these price increases. Adjusting sales to eliminate this price increase, margin would have been 0.6% higher in  the second quarter of 2005.

(3)

Restructuring expense mainly due to reduction in headcount in response to 2005 and 2004 economic conditions.

($ in millions - except per share data) 2005 2004 2005 2004 Net sales $589.1 $521.9 $1,167.9 $1,003.0 Cost of sales 526.2 469.5 1,052.1 898.4 Gross profit 62.9 52.4 115.8 104.6 Selling, general and administrative expenses 32.0 31.3 59.8 62.5 Restructuring Charges 0.4 1.5 1.7 1.7 Loss on disposition of manufacturing facilities - - - 7.6 Operating profit 30.5 19.6 54.3 32.8 Other expense, net: Interest expense 21.8 19.7 44.4 39.7 Preferred stock dividends 5.6 4.7 11.0 9.0 Noncash gain on maturity of interest rate arrangement - - - (6.6) Equity (gain) loss from affiliates (1.0) (3.0) (1.6) (4.4) Other, net 2.6 1.0 4.4 3.4 Other expense, net 29.0 22.4 58.2 41.1 Earning (Loss) before income taxes 1.5 (2.8) (3.9) (8.3) Income tax benefit (expense) (1.4) (0.4) 0.5 (0.1) Net gain (loss) 0.1 (3.2) (3.4) (8.4) Basic and diluted loss per share 0.00 (0.07) (0.08) (0.20)

($ in millions) Q2 2005 Q4 2004 Change Assets Cash and investments $0.0 $0.0 $0.0 Receivables 172.6 181.6 (9.0) Inventories 119.3 127.0 (7.7) Other current assets 49.2 55.2 (6.0) Total current assets $341.1 $363.8 ($22.7) Property and equipment, net 822.3 856.3 (34.0) Goodwill 598.1 626.2 (28.1) Other assets 334.6 348.5 (13.9) Total assets $2,096.1 $2,194.8 ($98.7)

Summary Balance Sheet ($ in millions) Q2 2005 Q4 2004 Change Liabilities Accounts payable 271.5 286.6 (15.1) Accrued liabilities 120.1 117.0 3.1 Current maturities of long term debt 7.4 12.3 (4.9) Long-term debt 840.7 855.5 (14.8) Long term liabilities 203.0 232.2 (29.2) Redeemable preferred stock 160.2 149.2 11.0 Total liabilities $ 1,602.9$ 1,652.8($ 49.9) Shareholders equity 493.2 542.0 (48.8) Total liabilities and shareholders equity $ 2,096.1$ 2,194.8($ 98.7) Memo: Debt Long-term debt 840.7 855.5 (14.8) Current portion of long-term debt 7.4 12.3 (4.9) A/R Securitization Facility 101.9 63.3 38.6 Total Debt $ 950.0$ 931.1 $ 18.9

Common & Preferred Stock Ownership

        Common Stock

50% - Heartland Industrial Partners

25% - CSFB Equity Partners

9% - Masco Corp & R. Manoogian

4% - Management

12% - Other private firms/individuals

    Preferred Stock

54% - DaimlerChrysler Corp.

31% - Masco Corporation

15% - Other private firms

($ in millions) Proforma 7/3/05 7/3/05 Revolving Credit Commitment $ 200.0 $ 200.0 Amount Outstanding (50.0) (50.0) Letters of Credit (69.3) (69.3) Undrawn Revolver Commitments 80.7 80.7 AR Securitization Availability 112.6 128.3(1) Net Undrawn Commitments Available$ 193.3 $ 209.0 AR Securitization Outstanding (101.9) (101.9) Net Liquidity Available $ 91.4 $ 107.1 (1)Proforma for the amendment and restatement of the AR facility dated 7/8/2005. 33

2005-2006 Workplan to Increase Liquidity

Short-Term / Intermediate Term Strategies:

Continued Focus on Working Capital

Managing Customers Dragging Payments
(Increasing Problem Across Customer Base)

Manage Inventory Levels to Better Match Business Needs…
Recent Declines in Steel Prices Will Assist in Effort

Other Cash Realization Efforts Under Consideration Include:

Additional CAPEX Financing

Sale of TriMas Stock

Sale of Non-Core Assets

Other

Value Range: $10 - $300 Million

In the Last 5 Years We Have Invested Significantly…

Historical CAPEX
reinvestment has averaged
over 75%  of EBITDA since 2002

New business model implemented,
expanded technologies, growing global
footprint

Metaldyne’s revenue base
expected to grow through 2010

Current estimates of “awarded” business
launching through 2008 over $650 million

Over $250 million of “highly probable”
business

Over $550 million of “tracking business” in
discussion

2006 Capital Expenditures expected to be between $65 and $75 million.

2006 expected to be CASH FLOW POSITIVE

Historical and Forecasted CAPEX (millions $)

Metaldyne has invested more than industry
to change business model...

…However, 2006 capital will be
more in line with industry.

Spend
$200 million
above
industry
average.

Capital to Support New Programs

Invest in areas with technical advantage,
outsource routine processes

Utilize used or rebuilt equipment

Constantly rethink assumptions and challenge engineers to
find new ways/methods to achieve cost savings

Strategy to Achieve

Reduced Capital

$TBD

$0.15 – 0.25

$0.50 – 0.75

Avg $ of Capital per

Peak Annual

Revenue

2008

2005

2001

Changing Business Model

The Power of People and Ideas

Q3 2005 OUTLOOK

Q3 2005 Preliminary Outlook ($ in millions) Third Quarter 2005 Estimate 2004 Actual Sales $ 495 - $510$ 502 Operating Profit (1)(2 9 - 14 (2) Adjusted EBITDA (1)(2 41 - 47 30 2005Q3 Operating Profit and Adjusted EBITDA will benefit by a $3.6 million FAS 106 curtailment (1) gain. 2004Q3 Operating Profit and Adjusted EBITDA include $8.6 million in fees (2) relating to the 2004accounting investigation.

Key Positive Growth Factors

Metaldyne Sales: Continued Double-Digit Growth

Q2 YTD 2005 up 16%

2004 v. 2003 up 33%

Quarter Over Quarter Earnings Growth for Two Years

Large Backlog of Business

Metaldyne Expands Technologies Across Key Geographic Regions

Metaldyne’s Asian Business Triples by 2009

The Power of People and Ideas

Questions

The Power of People and Ideas

Appendix

Net Income to EBITDA Bridge ($ in Millions) Three Months YTD 2005 2004 2005 2004 Net Income (loss) $ 0.1 $ (3.2) $ (3.4) $ (8.4) Income tax (benefit) expense 1.4 0.4 (0.5) 0.1 Interest expense 21.8 19.7 44.4 39.8 Depreciation and amortization in operating profit 33.3 32.5 66.6 64.0 Non-cash stock award expense - 0.2 - 0.5 Preferred stock dividends and accretion 5.6 4.7 11.0 8.9 Gain on maturity of interest rate arrangements - (0.0) - (6.6) Loss on disposition of manufacturing facilities - - - 7.6 Equity (gain) loss from affiliates, net (1.0) (3.0) (1.6) (4.4) Certain items within other, net 3.4 1.5 5.8 3.8 Adjusted EBITDA $ 64.6 $ 52.8 $ 122.3 $ 105.3

Net Income to Bank EBITDA Bridge ($ in Millions) Q2 2005 Net loss $ 0.1 Income tax expense 1.4 Interest charges 21.8 Depreciation and amortization (inc. amortization of loss on sale-leasebacks) 34.1 Amortization of prepaid tooling 0.2 Preferred stock dividends and accretion 5.6 Loss on abandonment of fixed assets 0.3 Losses incurred in connection with sale of A/R 1.4 Heartland monitoring fee 1.0 Severance 0.4 Q2 2005 Bank EBITDA $ 66.3 Q1 2005 Bank EBITDA 60.6 Q4 2004 Bank EBITDA 48.1 Q3 2004 Bank EBITDA 40.7 Accelerated Collection Programs 1.9 Consolidated Bank EBITDA for LTM ended July 3, 2005 $ 217.6

The Power of People and Ideas

Deutsche Bank High Yield Conference

September 2005